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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 17, 1998

                       NEWCOURT RECEIVABLES ASSET TRUST
                         (AS ISSUER OF THE SECURITIES)

                       NEWCOURT RECEIVABLES CORPORATION
                                (AS SELLER)

              (Exact name of registrant as specified in its charter)


          Delaware                  33-98378                     77-041305

(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)


2700 Bank One Tower
111 Monument Circle
Indianapolis, Indiana                                             46204
(Address of principal executive offices)                       (Zip Code)

                                (317) 229-3406
               (Registrant's telephone number, including area code)


                                Not Applicable
          (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS

       The registrant is filing final forms of the exhibit listed in Item 7(c).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)  Financial Statements: None

  (b)  Pro Forma Financial Information: None

  (c)  Exhibits:


EXHIBIT NO.               DOCUMENT
-----------               --------
   20             Monthly Servicer Certificate
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEWCOURT RECEIVABLES CORPORATION


                                    By:  /s/ Daniel A. Jauernig
                                       -------------------------------------
                                             Daniel A. Jauernig
                                             Vice President and
                                           Chief Financial Officer

June 17, 1998
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                                 EXHIBIT INDEX



EXHIBIT NO.               DOCUMENT
-----------               --------
   20            Monthly Servicer Certificate